UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a‑12

BIOPHARMX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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June 5, 2017

To Our Stockholders,

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of BioPharmX Corporation. The meeting will be held at the law offices of Fenwick & West LLP, counsel to BioPharmX Corporation, located at 801 California Street, Mountain View, California 94041, on Thursday, July 20, 2017 at 10:00 a.m. (Pacific Time).

The matters to be acted upon are described in the accompanying notice of annual meeting and proxy statement.  This letter, the accompanying notice and proxy statement are being mailed out to stockholders of record as of the record date beginning on or about June 5, 2017.

Please use this opportunity to take part in our company’s affairs by voting on the business to come before the meeting. Whether or not you plan to attend the meeting, please vote by telephone or sign and return a proxy card to ensure your representation at the meeting. Your vote is important.

We hope to see you at the meeting.

Sincerely,

Anja Krammer
President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON JULY 20, 2017.

Copies of the Proxy Statement and our Annual Report to Shareholders are available on our website at

http://www.biopharmx.com/.

BIOPHARMX CORPORATION

1505 Adams Drive, Suite D

Menlo Park, California 94025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders of BioPharmX Corporation (the “Company”) will be held on Thursday, July 20, 2017, at 10:00 a.m. (Pacific Time) at the law offices of Fenwick & West LLP, counsel to the Company, located at 801 California Street, Mountain View, California 94041.

We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.

To elect four directors of the Company, each to serve until the next annual meeting of stockholders following this meeting and until his or her successor has been elected and qualified or until his or her earlier resignation or removal.

2.	To ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2018.
3.	To hold a non‑binding advisory vote on the compensation of our named executive officers.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record as of May 31, 2017 are entitled to notice of, and to vote at, the meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available during ordinary business hours at our principal executive offices for examination by any stockholder for any purpose relating to the meeting.

Your vote as a BioPharmX Corporation stockholder is very important. With respect to all matters that will come before the meeting, each holder of shares of common stock is entitled to one vote for each share of common stock held as of May 31, 2017, the record date. For questions regarding your stock ownership, if you are a registered holder, you can contact our transfer agent, Computershare Trust Company, N.A. by email through their website at www.computershare.com/contactus or by phone at (877) 373‑6374.

By Order of our Board of Directors,

Anja Krammer
President

Menlo Park, California
June 5, 2017

Whether or not you expect to attend the meeting, we encourage you to read the proxy statement and vote by telephone or submit your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “General Information About the Meeting” beginning on page 1 of the proxy statement and your proxy card.

BIOPHARMX CORPORATION

PROXY STATEMENT FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

BIOPHARMX CORPORATION

1505 Adams Drive, Suite D

Menlo Park, California 94025

PROXY STATEMENT FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

June 5, 2017

GENERAL PROXY INFORMATION

Information About Solicitation and Voting

The accompanying proxy is solicited on behalf of the Board of Directors of BioPharmX Corporation (“we”,  “us” or the “Company”) for use at our 2017 Annual Meeting of Stockholders (the “meeting” or the “Annual Meeting”) to be held at the law offices of Fenwick & West LLP, counsel to the Company, located at 801 California Street, Mountain View, California 94041, on Thursday, July 20, 2017, at 10:00 a.m. (Pacific Time), and any adjournment or postponement thereof. If you held shares of our common stock as of May 31, 2017 (the “record date”), you are invited to attend the meeting and vote on the proposals described in this proxy statement.

This proxy statement and accompanying annual report were first mailed to our stockholders on or about June 5, 2017.

General Information About the Meeting

Purpose of the Meeting

At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the meeting, management will respond to questions from stockholders.

Record Date; Quorum

Only holders of record of shares of our common stock as of May 31, 2017, the record date, will be entitled to vote at the meeting. As of May 31, 2017, we had 74,129,835 shares of common stock outstanding and entitled to vote and 1,515 shares of Series A convertible preferred stock, which is non-voting except in defined circumstances. The holders of a majority of the voting power of the shares of stock entitled to vote at the meeting as of the record date must be present at the meeting in order to hold the meeting and conduct business. This presence is called a “quorum”. Your shares are counted as present at the meeting if you are present and vote in person at the meeting or if you have properly submitted a proxy.

Voting Rights; Required Vote

With respect to all matters that will come before the meeting, each holder of shares of common stock is entitled to one vote for each share of common stock held as of May 31, 2017, the record date. Holders of the Company’s  Series A convertible preferred stock are not entitled to vote on any of the matters that will come before this meeting. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of May 31, 2017, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Stockholder of Record: Shares Registered in Your Name.  If, as of May 31, 2017, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the meeting or vote by telephone or by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee.  If, as of May 31, 2017, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the meeting. Because you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the meeting.

Each director will be elected by a plurality of the votes cast, which means that the four individuals nominated for election to our Board of Directors at the meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one or any of the nominees or “WITHHOLD” your vote with respect to one or any of the nominees. Approval of Proposals 2 and 3 will be obtained if the number of votes cast “FOR” such proposal at the meeting exceeds the number of votes “AGAINST” such proposal. However, because Proposal 3 is an advisory vote, the results will not be binding on the Board of Directors or the Company. The Compensation Committee and/or the Board of Directors will consider the outcome of the votes when establishing or modifying the compensation of our named executive officers.

Abstentions (shares present at the meeting and voted “ABSTAIN”) are counted for purposes of determining whether a quorum is present, and have no effect on the outcome of the matters voted upon.

Broker non‑votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner, or (ii) the broker lacked discretionary authority to vote the shares. Broker non‑votes are counted for purposes of determining whether a quorum is present, but are not treated as votes cast and, therefore, have no effect on the outcome of the matters voted upon. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a broker who has not received instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At our Annual Meeting, only Proposal 2 regarding the ratification of the appointment of BPM LLP is considered a routine matter. Absent direction from you, your broker will therefore not have discretion to vote on Proposals 1, and 3. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the meeting.

Recommendations of our Board of Directors on Each of the Proposals Scheduled to be Voted on at the Meeting

The Board of Directors recommends that you vote FOR election of each of the four directors named in this proxy statement (Proposal 1), FOR the ratification of the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2018 (Proposal 2), and FOR the approval of the compensation of our named executive officers (Proposal 3).

Voting Instructions; Voting of Proxies

If you are a stockholder of record, you may:

•	vote in person—we will provide a ballot to stockholders who attend the meeting and wish to vote in person;
•	vote through the internet or via telephone—in order to do so, please follow the instructions shown on your proxy card; or
•	vote by mail—simply complete, sign and date the enclosed proxy card and return it before the meeting in the envelope provided.

Votes submitted through the internet or by telephone must be received by 11:59 p.m., Pacific Time, on July 26, 2017. Submitting your proxy (whether through the internet or by telephone or by mail) will not affect your right to vote in person should you decide to attend the meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. You may either vote “FOR” all of the nominees to our Board of Directors, or you may withhold your vote from any nominee you specify. For Proposals 2 and 3, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the meeting, your shares will be voted in accordance with the recommendations of our Board of Directors stated above.

If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non‑votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non‑votes will be counted for the purpose of establishing a quorum for the meeting.

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card through the internet or by telephone. If you are voting by mail, please complete, sign and return each proxy card to ensure that all of your shares are voted.

Expenses of Soliciting Proxies

The expenses of soliciting proxies will be paid by us. Following the original mailing of the soliciting materials, we and our agents may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e‑mail, or otherwise. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, BioPharmX Corporation, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

Revocability of Proxies

A stockholder of record who has submitted a proxy may revoke it at any time before it is exercised at the meeting by:

•	delivering to our Corporate Secretary (by any means, including facsimile) a written notice stating that the proxy is revoked;
•	signing and delivering a proxy bearing a later date;
•	voting again through the internet or by telephone; or
•	attending and voting at the meeting (although attendance at the meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Voting Results

Voting results will be tabulated and certified by the inspector of elections appointed for the meeting. The final results will be tallied by the inspector of elections and filed with the Securities and Exchange Commission (“SEC”) in a Current Report on Form 8‑K within four business days of the meeting.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

Board Leadership Structure

Our Board of Directors recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by our needs at any point in time. Currently, the Company’s Chief Executive Officer position is vacant, while Mr. Michael Hubbard serves as the Chairman of our Board of Directors and Ms. Anja Krammer serves as our President. We have no policy requiring the combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed, and will continue to allow, our Board of Directors the flexibility to establish the most appropriate structure for our company at any given time.

Role of the Board in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss with management our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including the Company’s procedures and any related policies with respect to risk assessment and management. The Audit Committee also monitors compliance with legal and regulatory requirements.

Independence of Directors

Our Board of Directors determines the independence of our directors by applying the independence principles and standards established by the NYSE MKT LLC, or NYSE MKT, including those published in the NYSE MKT LLC Company Guide. These provide that a director is independent only if our Board of Directors affirmatively determines that such director has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of such director. They also specify that a director who is an executive officer or employee of the company precludes a determination of independence with respect to such director. Under the rules of the NYSE MKT, independent directors must comprise at least 50% of our Board of Directors. In addition, the rules of NYSE MKT require that, subject to specified exceptions, each member of our Audit, Compensation and Nominating and Corporate Governance committees must be independent.

Applying the standards above, our Board of Directors annually reviews the independence of the Company’s directors, taking into account all relevant facts and circumstances. In its most recent review, our Board of Directors reviewed and discussed, among other things, information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non‑employee director and the transactions involving them, and all other facts and circumstances our Board of Directors deemed relevant in determining their independence. Based on this review, our Board of Directors determined that, aside from Anja Krammer, each of our director nominees and each member of our Board of Directors is currently considered an “independent director” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of NYSE MKT.

Committees of Our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The composition and responsibilities of each committee are described below. Copies of the charters for each committee are available, without charge, upon request in writing to BioPharmX Corporation, 1505 Adams Drive, Suite D, Menlo Park, California 94025, or by clicking on “Corporate Governance” in the investor relations section of our website at http://biopharmx.investorroom.com/overview. Members serve on these committees until their resignations or until otherwise determined by our Board of Directors.

Audit Committee

Our Audit Committee is comprised of Mr. Hubbard, Mr. Morlock and Mr. Vontz.  Mr. Hubbard is the chairman of our Audit Committee. The composition of our Audit Committee meets the requirements for independence under the current NYSE MKT and SEC rules and regulations. Each member of our Audit Committee is financially literate. In addition, our Board of Directors has determined that Mr. Hubbard is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S‑K promulgated under the Securities Act. This designation does not impose on him any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board of Directors. Our Audit Committee is directly responsible for, among other things:

•	selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;
•	ensuring the independence of the independent registered public accounting firm;
•	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year‑end operating results;
•	establishing procedures for employees to submit anonymously concerns about questionable accounting or audit matters;
•	considering the adequacy of our internal controls and internal audit function;
•	reviewing material related party transactions or those that require disclosure; and
•	approving or, as permitted, pre‑approving all audit and non‑audit services to be performed by the independent registered public accounting firm.

Compensation Committee

Our Compensation Committee is comprised of Mr. Hubbard, Mr. Morlock and Mr. Vontz.  Mr. Morlock is the chairman of our Compensation Committee. Each member of the Compensation Committee is a non‑employee director, as defined by Rule 16b‑3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Code, and meets the requirements for independence under the current NYSE MKT and SEC rules and regulations. Our Compensation Committee is responsible for, among other things:

•	reviewing and approving, or recommending that our Board of Directors approve, the compensation of our executive officers;
•	reviewing and approving, or recommending that our Board of Directors approve, the compensation of our directors;
•	reviewing and recommending to our Board of Directors the terms of any compensatory agreements with our executive officers;
•	administering our equity incentive plans;
•	reviewing and approving, or making recommendations to our Board of Directors with respect to, incentive compensation and equity plans; and
•	reviewing our overall compensation philosophy.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Mr. Hubbard, Mr. Morlock and Mr. Vontz.  Mr. Morlock is the chairman of our Nominating and Corporate Governance Committee. Each member of the Nominating and Corporate Governance Committee meets the requirements for independence under the current NYSE MKT rules. Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	identifying and recommending candidates for membership on our Board of Directors;
•	recommending directors to serve on board committees;
•	reviewing and recommending our corporate governance guidelines and policies;
•	reviewing proposed waivers of the code of conduct for directors and executive officers;
•	evaluating, and overseeing the process of evaluating, the performance of our Board of Directors; and
•	assisting our Board of Directors on corporate governance matters.

The charters of our Audit, Compensation, and Nominating and Corporate Governance Committees are posted on our website at http://biopharmx.investorroom.com/corporate‑governance.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee during fiscal year 2017 were Mr. Hubbard and Mr. Morlock. No member of our Compensation Committee in fiscal year 2017 was at any time during fiscal year 2017 or at any other time an officer or employee of BioPharmX Corporation or any of its subsidiaries, and none had or have any relationships with BioPharmX Corporation that are required to be disclosed under Item 404 of Regulation S‑K. None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during fiscal year 2017.

Board and Committee Meetings and Attendance

During fiscal year 2017,  (1) our Board of Directors held twenty-one meetings and acted by unanimous written consent six times, (2) the Audit Committee held ten meetings (3) the Compensation Committee held six meetings and acted by unanimous written consent twelve times, and (4) the Nominating and Corporate Governance Committee held two meetings. During fiscal year 2017, each current member of our Board of Directors participated in at least 75% of all meetings of our Board of Directors and the aggregate of all meetings of committees on which such member served, that were held during the period in which such director served during fiscal year 2017.

Board Attendance at Annual Stockholders’ Meeting

It is our policy that directors are invited and encouraged to attend the annual meeting of stockholders in person. Mr. Hubbard and Mr. Morlock attended our annual meeting of our stockholders in 2016.

Code of Conduct

We have adopted a Code of Conduct that applies to all of our directors, officers and employees. Our Code of Conduct is posted on the investor relations section of our website located at http://biopharmx.investorroom.com/overview, by clicking on “Corporate Governance.” Any amendments or waivers of our Code of Conduct pertaining to a member of our Board of Directors or one of our executive officers will be disclosed on our website at the above‑referenced address.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to our Board of Directors

Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of the Nominating and Corporate Governance Committee in accordance with the Nominating and Corporate Governance Committee’s charter, our certificate of incorporation and bylaws. In recommending candidates for nomination, the Nominating and Corporate Governance Committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve, among other things, a review of background materials, internal discussions and interviews with selected candidates as appropriate and, in addition, the Nominating and Corporate Governance Committee may engage consultants or third‑party search firms to assist in identifying and evaluating potential nominees.

The Nominating and Corporate Governance Committee considers stockholder recommendations for director candidates. A stockholder may recommend a director candidate for the next annual meeting pursuant to Rule 14a‑8 under the Securities Exchange Act of 1934 (the “Exchange Act”). For more information, please see the section below titled “Additional Information—Stockholder Proposals to be Presented at Next Annual Meeting”.

Director Qualifications

The goal of the Nominating and Corporate Governance Committee is to ensure that our Board of Directors possesses a variety of perspectives and skills derived from high‑quality business and professional experience. The Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on our Board of Directors. To this end, the Nominating and Corporate Governance Committee seeks nominees on the basis of, among other things, independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about the Company’s business or industry and willingness and ability to devote adequate time and effort to Board of Directors responsibilities in the context of the existing composition, other areas that are expected to contribute to the Board’s overall effectiveness and needs of the Board of Directors and its committees. Although the Nominating and Corporate Governance Committee uses these and other criteria to evaluate potential nominees, we have no stated minimum criteria for nominees. In addition, while the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, it values members who represent diverse viewpoints. The Nominating and Corporate Governance Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. When appropriate, it may retain executive recruitment firms to assist it in identifying suitable candidates. After its evaluation of potential nominees, the Nominating and Corporate Governance submits its chosen nominees to our Board of Directors for approval. The brief biographical description of each director set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that such director should serve as a member of our Board of Directors at this time.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of four directors and each of our four directors hold their positions on the Board until the 2017 annual meeting of stockholders. All of our directors will stand for election at this meeting. Each director’s term will then continue until the earlier of the election and qualification of his or her successor, or his or her death, resignation or removal. At the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors proposes that the four nominees named below be elected as directors to serve until the 2018 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

Shares represented by proxies will be voted “FOR” the election of each of the four nominees named below unless the proxy is marked to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. We are not aware of any nominee who will be unable to serve, or for good cause will not serve, as a director. Each nominee has consented to being named in this proxy statement and to serve if elected.

Information Regarding Nominees and Continuing Directors

Nominees to our Board of Directors

The nominees, and their ages, occupations and length of service on our Board of Directors as of May 31, 2017, are provided in the table below. Additional biographical descriptions of each nominee are set forth in the text below the table. These descriptions include the experience, qualifications, qualities and skills of each of our nominees that led to the conclusion that such nominee should serve as a member of our Board of Directors at this time.

Name of Director/Nominee	Age	Director Since
Anja Krammer	49	January 2014
Michael Hubbard(1)	65	January 2015
Stephen Morlock(1)	63	March 2015
C. Gregory Vontz(1)	56	January 2017

(1)	Member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Anja Krammer

Anja Krammer has served as our President, Secretary and a director since January 2014. Since September 2011, she has served as the President, Secretary and director of BioPharmX, Inc. Ms. Krammer has served as Chief Marketing Officer/Founder of MBI, Inc., a management consulting firm from January 1998. While at MBI, Inc.,  Ms. Krammer also served as Vice President Global Marketing from April 2006 to August 2008 for Reliant Technologies, a venture‑backed startup in aesthetic medicine. From April 2004 to April 2006, Ms. Krammer served as Sr. Director of Strategic Marketing for Medtronic Corporation. From December 2000 to September 2001, Ms. Krammer was Vice President, Solutions Marketing for Getronics Corporation, a global IT services company. From April 1999 to December 2000, Ms. Krammer served as Vice President, Indirect Channel Sales and Worldwide Industry Partnership Marketing in the Itronix Division of Acterna Corporation, an optical communications company. Ms. Krammer’s other prior roles include serving as Director of Worldwide Marketing and Communications for Tektronix Corporation in its Color Printing and Imaging Division from October 1997 to April 1999. From October 1995 to October 1997, Ms. Krammer was Director of Worldwide Sales and Marketing with KeyTronic Corporation, a computer equipment manufacturer. Ms. Krammer holds a BAIS degree with a focus on Marketing/Management from the University of South Carolina and an International Trade Certificate from the University of Paris—Sorbonne. We believe that Ms. Krammer should serve on our Board of Directors due to her experience in guiding healthcare and consumer enterprises in product development, sales and marketing management and commercialization strategies and her industry background in pharmaceuticals, medical devices, technology and consumer products.

Michael Hubbard

Michael Hubbard has served as the Chairman of the Board since May 2016 and has served as a director since January 2015. Mr. Hubbard served as a senior audit partner at Deloitte & Touche LLP from August 2007 until retiring in June 2014 and also at PricewaterhouseCoopers LLP from September 1986 to July 2007. In these roles, he served private and publicly‑held clients across the life sciences, waste management, construction, and technology sectors, advising domestic and international issuer companies on complex transactions, including nineteen IPOs and numerous follow‑on equity and debt offerings. Mr. Hubbard holds a BA degree in Business Administration with a concentration in Accounting and an MBA degree from Washington State University. He is a licensed CPA in the states of Washington (retired) and California (retired) and is a certified practitioner of international financial reporting standards. We believe that Mr. Hubbard should serve on our Board of Directors due to his broad range of experience serving large public and private companies in the United States and internationally, including experience with the reporting requirements for complex transactions, including carve‑outs and spin‑offs, direct involvement with numerous SEC filings and significant experience working with SEC staff, including the pre‑clearance of accounting issues, responses to comments letters on periodic filings and offering documents.

Stephen Morlock

Stephen Morlock has served as a director since March 2015. Mr. Morlock served as Executive Vice President and Chief Financial Officer at Otis Spunkmeyer, Inc. from May 1994 until his retirement in June 2004. He also served as Controller at Otis Spunkmeyer, Inc. from August 1992 to April 1994. Prior to that, he held various management positions in accounting, financial planning and internal audit at Westinghouse Electric Supply Company from November 1977 to July 1992. Since his retirement in June 2004, Mr. Morlock has not been active in any business activities. Mr. Morlock holds a BS degree in Accounting from San Diego State University. We believe that Mr. Morlock should serve on our Board of Directors due to his extensive experience in the retail industry, including a variety of distribution channels, product merchandising, customer relationship management and brand name development, as well as his background in manufacturing capacity utilization and expansion, procurement and inventory management, compensation plan design and financial reporting.

C. Gregory Vontz

C. Gregory Vontz has served as a director since January 2017.  Since January 2017, Mr. Vontz has served as the Chief Executive Officer of BlackThorn Therapeutics, Inc., a clinical-stage biopharmaceutical company.  From August 2008 to December 2016, Mr. Vontz was President and Chief Executive Officer of Topica Pharmaceuticals, Inc., a pharmaceutical company. From December 1999 to January 2007, Mr. Vontz served as President, Chief Operating Officer and member of the Board of Directors of Connetics Corporation, a specialty pharmaceutical company focused. Prior to that, Mr. Vontz spent twelve years in various senior marketing and product development roles at Genentech, Inc., a biotechnology corporation. Mr. Vontz holds an MBA in Marketing from the University of California at Berkeley and a BA degree in Chemistry from the University of Florida. We believe that Mr. Vontz should serve on our Board of Directors due to his experience within the dermatology, biotechnology and pharmaceutical industries.

There are no familial relationships among our directors and officers.

Director Compensation

The following table provides the total compensation for each person who served as a non‑employee member of our board of directors during fiscal year 2017, including all compensation awarded to, earned by or paid to each person who served as a non‑employee director for some portion or all of fiscal year 2017. Mr. Pekarsky, our former Chief Executive Officer, and Ms. Krammer, our President, received no compensation for their services as members of our board of directors during fiscal year 2017, and are not included in this table. The compensation received by Mr. Pekarsky and Ms. Krammer as employees of the Company is presented in “Summary Compensation Table” below.

Director Compensation Fiscal Year 2017

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Michael Hubbard	94,542	129,476	224,018
Stephen Morlock	54,667	117,322	171,989
Craig Barbarosh(2)	26,333	68,498	94,831
Ping Wang(3)	—	—	—
C. Gregory Vontz	2,750	43,545	46,295

(1)

Amounts listed under the “Option Awards” and “Stock Awards” columns represent the aggregate fair value amount computed as of the grant date of each option and award during fiscal year 2017 in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note 8 to our consolidated financial statements contained in our annual report on Form 10‑K for the year ended January 31, 2017 as filed with the SEC. Our directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options. For information regarding the number of stock options held by each non‑employee director as of January 31, 2017, see the column “Number of Securities Underlying Stock Options Held as of January 31, 2017” in the table below.

(2)	Mr. Barbarosh resigned from the Company’s board of directors effective October 5, 2016.
(3)	Mr. Wang ceased being a director effective July 5, 2016.

Each person who served as a non‑employee member of our Board of Directors during fiscal year 2017 held the following aggregate number of shares of our common stock subject to outstanding stock options as of January 31, 2017:

Name	Number of Securities Underlying Stock Options Held as of January 31, 2017
Michael Hubbard	345,000
Stephen Morlock	325,000
Craig Barbarosh	141,667
Ping Wang	—
C. Gregory Vontz	125,000

Retainer Fees.  We provide a quarterly cash retainer fee to each of our non‑employee directors for their services on the committees of our board of directors. From February 2016 to June 2016, our non‑employee directors were compensated as follows:

•	$5,000 on a quarterly basis for service as the chair of our Audit Committee;
•	$5,000 on a quarterly basis for service as the chair of our Compensation Committee; and
•	$5,000 on a quarterly basis for service as the chair of our Nominating and Corporate Governance Committee.

From July 2016 to January 2017, our non‑employee directors were compensated as follows:

•	$40,000 annual retainer;

•	$35,000 for service as the chair of the board (a one‑time, supplemental retainer fee of $20,000 was paid to the Mr. Hubbard for his service as chair of the board in fiscal year 2017);
•	$12,500 for service as the chair of our Audit Committee;
•	$10,000 for service as the chair of our Compensation Committee;
•	$6,000 for service as the chair of our Nominating and Corporate Governance Committee;
•	$10,000 for service as a member of the Audit Committee;
•	$10,000 for service as a member of the Compensation Committee; and
•	$6,000 for service as a member of the Nominating and Corporate Governance Committee.

Equity Awards.  Each newly‑elected or appointed non‑employee director will be granted a stock option to purchase 65,000 shares of our common stock. Each stock option award will vest and become exercisable in equal monthly installments over two years from the vesting commencement date, subject to such non‑employee director’s continued service on our board of directors. The awards will have 10‑year terms and will terminate three years following the date the director ceases to be one of our directors or consultants.

In addition, all non‑employee directors will be granted an annual stock option to purchase 130,000 shares of our common stock. Each stock option award will vest and become exercisable in equal monthly installments over one year from the vesting commencement date, subject to such non‑employee director’s continued service on our board of directors. The awards will have 10‑year terms and will terminate three years following the date the director ceases to be one of our directors or consultants. In April 2017, instead of the annual stock option to purchase 130,000 shares of our common stock, all non-employee directors were granted a stock option to purchase 200,000 shares of our common stock. This one-time increase in the annual stock option grants took into consideration recent common stock issuances and the current number of outstanding common stock.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF

EACH OF THE FOUR NOMINATED DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected BPM LLP as our principal independent registered public accounting firm to perform the audit of our consolidated financial statements for fiscal year ending January 31, 2018. As a matter of good corporate governance, our Audit Committee has decided to submit its selection of principal independent registered public accounting firm to stockholders for ratification. In the event that BPM LLP is not ratified by our stockholders, our Audit Committee will review its future selection of BPM LLP as our principal independent registered public accounting firm.

BPM LLP audited our financial statements for our fiscal year 2017. Representatives of BPM LLP are expected to be present at the meeting, in which case they will be given an opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee annually. In accordance with standard policy, BPM LLP periodically rotates the individuals who are responsible for our audit.

In addition to performing the audit of our consolidated financial statements, BPM LLP provided various other services during fiscal year 2017 and 2016. Our Audit Committee has determined that BPM LLP’s provisioning of these services, which are described below, does not impair BPM LLP’s independence from us. The aggregate fees billed for fiscal year 2017 and 2016 for each of the following categories of services are as follows:

Fees Billed to BioPharmX Corporation	2017	2016
	(in thousands)
Audit fees(1)	$331	$291
Audit related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total fees	$331	$291

(1)

“Audit fees” include fees for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements and advisory services on accounting matters that were addressed during the annual audit and quarterly review. This category also includes fees for services that were incurred in connection with statutory and regulatory filings or engagements, such as comfort letters related to our public offering, consents and review of documents filed with the SEC.

(2)	“Audit related fees” include fees for professional services rendered that are reasonably related to the performance of the audit or review of our consolidated financial statements.
(3)

“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible services, including technical tax advice related to federal and state income tax matters; assistance with sales tax; and assistance with tax audits.

(4)	“All other fees” consist of the aggregate fees billed for products and services provided by BPM LLP, other than included in “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Policy on Audit Committee Pre‑Approval of Audit and Permissible Non‑Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee’s policy is to pre‑approve all audit and permissible non‑audit services provided by the independent registered public accounting firm regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre‑approval, and the fees for the services performed to date. These services may include audit services, audit related services, tax services and other services. Pre‑approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre‑approval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our Audit Committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF BPM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2018.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the rules of the SEC, we are providing stockholders with a non‑binding advisory vote on the compensation of our named executive officers as described below under the heading “Executive Compensation.” This non‑binding advisory vote, commonly referred to as a “say‑on‑pay” vote, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers and the philosophy, policies and procedures described in this Proxy Statement.

Our Compensation Committee believes that the most effective executive compensation program is one that is designed to reward achievement and that aligns executives’ interests with those of stockholders by rewarding performance, with the ultimate objective of improving stockholder value and building a sustainable company. Our Compensation Committee and Board of Directors continually review the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. Our Compensation Committee and Board of Directors also seek to ensure that we maintain our ability to attract and retain superior employees in key positions and that the compensation provided to key employees remains competitive.

Our Board of Directors is asking our stockholders to indicate their support for the compensation of our named executive officers described in this Proxy Statement by voting FOR the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to BioPharmX Corporation’s named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the compensation tables and narrative discussion set forth in the Proxy Statement relating to its 2017 Annual Meeting of Stockholders, is hereby APPROVED.”

In the vote on the foregoing say‑on‑pay executive compensation resolution, stockholders may:

•	vote FOR of the resolution;
•	vote AGAINST the resolution; or
•	ABSTAIN from voting on the resolution.

As an advisory vote, this proposal is not binding. However, our Board of Directors and Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL, ON A NON‑BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THE “EXECUTIVE COMPENSATION” SECTION OF THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 31, 2017, the record date, by:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our directors or director nominees;
•	each of our named executive officers; and
•	all of our directors and executive officers as a group.

Percentage ownership of our common stock is based on 74,129,835 shares of common stock outstanding as of May 31, 2017, the record date. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of May 31, 2017, the record date, to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each of the individuals and entities named below is c/o BioPharmX Corporation, 1505 Adams Drive, Suite D, Menlo Park, California 94025.

	Shares Beneficially Owned
Name of Beneficial Owner	Shares of Common Stock	%
Directors and Named Executive Officers:
Anja Krammer(1)	2,871,250	3.9%
James R. Pekarsky(2)	2,256,452	3.0%
Greg Kitchener(3)	148,958	*
Kin F. Chan(4)	1,376,667	1.9%
Michael Hubbard (5)	327,084	*
Stephen Morlock (6)	1,102,111	1.5%
C. Gregory Vontz (7)	126,250	*
All executive officers and directors as a group (6 persons)(8)	5,952,320	8.0%
5% or Greater Stockholders
Entities Affiliated with Vivo Capital VIII, LLC.(9)	14,096,338	19.0%
Entities Affiliated with Franklin Advisors, Inc.(10)	9,769,615	13.1%
Entities Affiliated with Empery Asset Management, LP (11)	4,494,488	6.0%

*Represents holdings of less than one percent

(1)	Includes options exercisable for 371,250 shares of common stock within 60 days of May 31, 2017.
(2)

Consists of 2,256,452 shares of our common stock held by The James Pekarsky Trust, of which James R. Pekarsky is the sole beneficiary and trustee. Effective as of May 11, 2016, Mr. Pekarsky resigned from his roles as the Company’s Chief Executive Officer and Treasurer and from his seat on the Company’s board of directors.

(3)	Includes options exercisable for 148,958 shares of common stock within 60 days of May 31, 2017.

(4)	Includes options exercisable for 176,667 shares of common stock within 60 days of May 31, 2017.
(5)	Includes options exercisable for 327,084 shares of common stock within 60 days of May 31, 2017.
(6)

Includes 251,071 shares of common stock held by the Stephen W. Morlock and Karen R. Morlock TIEE UPT dated 04/21/03, of which Mr. Morlock is a co‑trustee and co‑beneficiary, and options exercisable for 307,084 shares of common stock within 60 days of May 31, 2017.

(7)	Includes options exercisable for 126,250 shares of common stock within 60 days of May 31, 2017.
(8)	Includes options exercisable for 1,457,293 shares of common stock within 60 days of May 31, 2017.
(9)

These shares consist of 12,385,982 shares held by Vivo Capital Fund VIII, L.P. and 1,710,356 shares held by Vivo Capital Surplus Fund VIII, L.P. Vivo Capital VIII, LLC is the general partner of both Vivo Capital Fund VIII, L.P. and Vivo Capital Surplus Fund VIII, L.P. The voting members of Vivo Capital VIII, LLC are Frank Kung, Albert Cha, Edgar Engleman, Chen Yu and Shan Fu, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares. Does not include additional 13,498,169 shares of common stock issuable upon exercise of warrants and 1,515 shares of preferred stock because they are not exercisable or convertible within 60 days of May 31, 2017. Holder does not have the right to receive such shares upon exercise of warrants or conversion of preferred stock if the holder, together with certain affiliates, would beneficially own in excess of 19.9% of the outstanding shares of our common stock. The address of Vivo Capital Fund VIII, L.P. and Vivo Capital Surplus Fund VIII, L.P. is 575 High Street, Suite 201, Palo Alto, CA 94301.

(10)

Franklin Advisors, Inc., or FAV, an indirectly wholly owned subsidiary of a publicly traded company, Franklin Resources, Inc., or FRI, may be deemed to be the beneficial owner of these securities for purposes of Rule 13d‑3 under the Exchange Act in its capacity as the investment adviser to Franklin Strategic Series—Franklin Biotechnology Discovery Fund and Franklin Templeton Investment Funds—Franklin Biotechnology Discovery Fund pursuant to investment management contracts that grant investment and/or voting power to FAV. When an investment management contract (including a sub‑advisory agreement) delegates to FAV investment discretion or voting power over the securities held in the investment advisory accounts that are subject to that agreement, FRI treats FAV as having sole investment discretion or voting authority, as the case may be, unless the agreement specifies otherwise. Accordingly, FAV reports for purposes of Section 13(d) of the Exchange Act that it has sole investment discretion and voting authority over the securities covered by any such investment management agreement, unless otherwise specifically noted. Includes warrants exercisable for 270,000 shares of common stock within 60 days of May 31, 2017. Does not include additional 3,281,250 shares of common stock issuable upon exercise of warrants because they are not exercisable within 60 days of May 31, 2017. Holder does not have the right to receive such shares upon exercise of warrants if the holder, together with certain affiliates, would beneficially own in excess of 19.9% of the outstanding shares of our common stock. The address of FRI is One Franklin Parkway, San Mateo, CA 94403‑1906.

(11)

Based on the Schedule 13G filed with the SEC on May 1, 2017, these shares consist of 3,846,154 shares held by Empery Asset Management, LP. The voting members of Empery Asset Management, LP are Ryan Lane and Martin Hoe, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares. Includes warrants exercisable for 648,334 shares of common stock within 60 days of May 31, 2017. Does not include additional 6,660,577 shares of common stock issuable upon exercise of warrants because they are not exercisable or convertible within 60 days of May 31, 2017. Holder does not have the right to receive such shares upon exercise of warrants if the holder, together with certain affiliates, would beneficially own in excess of 4.99% of the outstanding shares of our common stock. The address of Empery Asset Management, LP is 1 Rockerfeller Plaza, Suite 1205, New York, NY 10020.

EXECUTIVE COMPENSATION

The following tables and accompanying narrative provide information about the compensation provided to the following executive officers, to whom we refer collectively in this proxy as the “named executive officers”:

•	Anja Krammer, President and Director;
•	James R. Pekarsky, former Chief Executive Officer and Director;
•	Kin F. Chan, PhD, Executive Vice President of Research and Technology; and
•	Greg Kitchener, Executive Vice President and Chief Financial Officer.

We operate in a highly competitive business environment, which is characterized by frequent technological advances, rapidly changing market requirements, and the emergence of new market entrants. To succeed in this environment, we must continually develop and refine new and existing products and services, devise new business models, and demonstrate an ability to quickly identify and capitalize on new business opportunities. To achieve these objectives, we need a highly talented and seasoned team of technical, sales, marketing, operations, and other business professionals.

We compete with many other companies in seeking to attract and retain a skilled management team. To meet this challenge, we have embraced a compensation philosophy of offering our executive officers competitive compensation and benefits packages that are focused on long‑term value creation and rewarding them for achieving our financial and strategic objectives.

We observe the following core principles in formulating our compensation policies and making compensation decisions:

•	creating a direct and meaningful link between company business results, individual performance and rewards;
•	providing for significant differentiation in compensation opportunities for performance that is below, at, and above target levels;
•	providing equity awards that establish a clear alignment between the interests of our executive officers and our stockholders;
•	ensuring that compensation plans and arrangements are simple to communicate and understand; and
•	offering total compensation that is competitive and fair.

Fiscal Year 2017 Summary Compensation Table

The following table presents summary information regarding the total compensation awarded to, earned by or paid to each of the named executive officers for services rendered in all capacities during fiscal year 2017 and 2016.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Anja Krammer	2017	250,000	60,000		362,137	9,000	681,137
President and Director	2016	250,000	—		—	9,000	259,000
James R. Pekarsky	2017	82,532	—		—	2,625	85,157
Former Chief Executive Officer and Chairman of the Board of Directors(3)	2016	250,000	—		—	9,000	259,000
Kin F. Chan, PhD	2017	225,000	25,000		161,163	—	411,163
Executive Vice President of Research and Technology
Greg Kitchener	2017	225,000	60,000	(4)	139,729	—	424,729
Executive Vice President and Chief Financial Officer	2016	109,375	25,000	(4)	238,492	—	372,867

(1)

Amounts represent the aggregate fair value amount computed as of the grant date of each award during fiscal year 2017 in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note 8 to our consolidated financial statements contained in our annual report on Form 10‑K for the year ended January 31, 2017 as filed with the SEC.

(2)	The amounts represent reimbursements for self‑sourced health care insurance premiums.
(3)	Effective as of May 11, 2016, Mr. Pekarsky resigned from his roles as the Company’s Chief Executive Officer and Treasurer and from his seat on the Company’s board of directors.
(4)	Mr. Kitchener joined us in August 2015 and received bonuses following the successful completion of equity financing transactions as detailed in his offer letter.

Outstanding Equity Awards at January 31, 2017

The following table includes information as of January 31, 2017 for outstanding equity awards held by our named executive officers:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Anja Krammer	—	(1)	105,000	—	0.65	7/1/2026
	270,000	(2)	90,000	—	0.62	7/21/2026
	—	(3)	400,000	—	0.42	12/8/2026
James R. Pekarsky	—		—	—	—	—
Kin F. Chan, PhD	—	(1)	55,000	—	0.65	7/1/2026
	127,500	(2)	42,500	—	0.62	7/21/2026
	—	(3)	150,000	—	0.42	12/8/2026
Greg Kitchener	83,229	(4)	151,771	—	1.67	8/10/2025
	—	(1)	55,000	—	0.65	7/1/2026
	—	(5)	110,000	—	0.62	7/21/2026
	—	(3)	175,000	—	0.42	12/8/2026

(1)

The stock option was granted on July 1, 2016, and the shares subject to this option vest one‑fourth on the one year anniversary of the grant date and 1/36 of the remaining shares vest on the last day of each full calendar month thereafter.

(2)

The stock option was granted on July 21, 2016, and the shares subject to this option vest one‑half on the grant date and 1/12 of the remaining shares vest on the last day of each full calendar month thereafter.

(3)

The stock option was granted on December 8, 2016, and the shares subject to this option vest one‑fourth on the one year anniversary of the grant date and 1/36 of the remaining shares vest on the last day of each full calendar month thereafter.

(4)

The stock option was granted on August 10, 2015, and the shares subject to this option vest one‑fourth on the one year anniversary of the grant date and 1/36 of the remaining shares vest on the last day of each full calendar month thereafter.

(5)

The stock option was granted on July 21, 2016, and the shares subject to this option vest one‑fourth on the one year anniversary of the grant date and 1/36 of the remaining shares vest on the last day of each full calendar month thereafter.

Equity Compensation Plan Information

The following table includes information as of January 31, 2017 for our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted‑average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	6,465,829	$0.77	252,379	(1)
Equity compensation plans not approved by security holders(2)	660,000	$1.44	—

(1)	Includes shares of common stock that remain available for purchase under our 2016 Equity Incentive Plan.
(2)

Includes shares outstanding under inducement option grants to three employees in fiscal year 2016. All of these grants were made outside of a stockholder approved plan, pursuant to the exemption for inducement grants under the listing rules of the NYSE MKT, and have the same material terms as the options granted under our 2016 Equity Incentive Plan.

Employment Arrangements and Potential Payments upon Termination or Change in Control

We have entered into employment offer letters with each of the named executive officers in connection with his or her commencement of employment with us. These offers of employment were each subject to execution of our standard confidential information and invention assignment agreement.

Anja Krammer’s Employment Agreement

On April 20, 2017, we entered into an employment agreement (the “Krammer Employment Agreement”) with Ms. Krammer that supercedes Ms. Krammer’s previous employment agreement, which provides a base salary of $310,000 per year and a bonus based on criteria and terms and conditions as may be established by the board of directors or Compensation Committee.

In the event of Ms. Krammer’s termination of employment (a) by us (i) on account of Ms. Krammer’s death, (ii) on account of Ms. Krammer’s disability, (iii) for Cause (as defined in the Krammer Employment Agreement) or (b) by Ms. Krammer without Good Reason (as defined in the Krammer Employment Agreement), we are obligated to pay Ms. Krammer (1) any unpaid salary through the date of termination; (2) reimbursement for any unreimbursed expenses incurred through the date of termination; and (3) all other payments, benefits or fringe benefits to which Ms. Krammer is entitled upon a termination of employment under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program (collectively, the “Accrued Amounts”).

In the event of Ms. Krammer’s termination of employment by us without Cause (and other than termination by us on account of Ms. Krammer’s disability or death), and provided that Ms. Krammer delivers a signed Release (as defined in the Krammer Employment Agreement) and satisfies all conditions to make the Release effective, Ms. Krammer will be entitled to receive (1) the Accrued Amounts, (w2) a lump sum cash payment in an amount equal to nine months of Ms. Krammer’s then current annual base salary, (3) reimbursement of premiums paid for continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“Cobra”) until the earlier of (a) nine months and (b) the date that Ms. Krammer is covered under the health plan of another employer, and (4) acceleration of vesting with respect to outstanding time-based equity awards which would have become vested as of the nine month anniversary of Ms. Krammer’s Termination Date (as defined in the Krammer Employment Agreement).

In the event of Ms. Krammer’s termination by us without Cause (and other than termination by us on account of Ms. Krammer’s disability or death) or Ms. Krammer’s resignation for Good Reason, in each case within the period beginning one month prior to the effective date of a Corporate Transaction (as defined in the Krammer Employment Agreement) and ending on the twelve month anniversary of the effective date of such Corporate Transaction, and provided that Ms. Krammer delivers a signed Release and satisfies all conditions to make the Release effective, Ms. Krammer will be entitled to receive (1) the Accrued Amounts, (2) a lump sum cash payment in an amount equal to twenty-four months of Ms. Krammer’s then current base salary, (3) reimbursement of premiums paid for Cobra until the earlier of (a) eighteen months and (b) the date that Ms. Krammer is covered under the health plan of another employer, and (4) full acceleration of all outstanding time-based equity awards.

James R. Pekarsky’s Employment Agreement

On January 21, 2014, we entered into an employment agreement with Mr. Pekarsky, pursuant to which Mr. Pekarsky was employed as our Chief Executive Officer and Chief Financial Officer for a term of four years with a one‑year automatic renewal term. Mr. Pekarsky’s employment agreement was to terminate immediately in the event of his death or disability or, in the event either we or Mr. Pekarsky delivered written notice of termination to the other party, on the fifteenth day following delivery of such notice of termination. In addition, we could immediately terminate Mr. Pekarsky’s employment agreement in the event Mr. Pekarsky breaches such agreement or upon the occurrence of an event that would constitute cause (as defined in his employment agreement). Mr. Pekarsky’s employment agreement provided for a base salary of $250,000 per year and an annual bonus if performance targets are met, which determination was to be made at the discretion of the board of directors. Mr. Pekarsky’s employment agreement also provides that Mr. Pekarsky would be subject to non‑disclosure, non‑competition and non‑solicitation covenants for specified periods following the termination of his employment with us.

If we terminated Mr. Pekarsky’s employment or if Mr. Pekarsky resigned for good reason (as defined in his employment agreement) within 12 months of a change in control (as defined in his employment agreement) and he delivered a customary release of claims, he would have been entitled to: (i) an amount equal to four times his annual compensation; (ii) a continuation of company‑paid health and group‑term life insurance benefits applicable to him as of the change of control (or provision of benefits equivalent thereto) for 24 months; and (iii) 100% acceleration of his then unvested options, restricted stock awards, performance shares, stock appreciation rights, and, subject to limitations imposed by the applicable award agreement and Section 409A of the Code, restricted stock units, performance‑based restricted stock units and long‑term cash incentives.

Effective as of May 11, 2016, Mr. Pekarsky resigned from his roles as the Company’s Chief Executive Officer and Treasurer.

Greg Kitchener’s Employment Agreement

On August 10, 2015, we entered into an Employment Agreement with Mr. Kitchener, pursuant to which Mr. Kitchener is employed as Executive Vice President and Chief Financial Officer. Mr. Kitchener’s employment agreement provides for a base salary of $225,000 per year and an annual bonus if performance targets are met, which determination will be made at the discretion of the board of directors.

If we terminate Mr. Kitchener’s employment without cause (as defined in his employment agreement) or if Mr. Kitchener resigns for good reason (as defined in his employment agreement) within 12 months of a change in control (as defined in his employment agreement) and he delivers a customary release of claims, he would be entitled to: (i) an amount equal to twelve (12) months of his then current base salary; (ii) a continuation of company‑paid health insurance benefits applicable to him as of the change of control (or provision of benefits equivalent thereto) for 18 months; and (iii) 100% acceleration of his then unvested options or other equity awards and, subject to Section 409A of the Code, restricted stock units, performance‑based restricted stock units and long‑term incentives.

Kin F. Chan’s Employment Agreement

On February 17, 2014, we entered into an Employment Agreement with Dr. Chan, pursuant to which Dr. Chan is employed as Executive Vice President of Research and Technology.

Dr. Chan’s employment agreement provides for a base salary of $225,000 per year or such higher rate as the Company’s board of directors may determine from time to time, and an annual bonus if performance targets are met, which determination will be made at the discretion of the board of directors.

If we terminate Dr. Chan’s employment or Dr. Chan resigns for good reason (as defined in his employment agreement) within 12 months of a change in control (as defined in his employment agreement) and he delivers a customary separation agreement and release of claims, he would be entitled to: (i) an amount equal to twenty four (24) months of his then current base salary; (ii) continuation of company‑paid health insurance benefits applicable to him as of the change or control (or provision of benefits equivalent thereto) for 18 months; and (iii) 100% acceleration of his then unvested options or other equity awards and, subject to Section 409A of the Code, restricted stock units, performance‑based restricted stock units and long‑term incentives.

TRANSACTIONS WITH RELATED PARTIES, FOUNDERS AND CONTROL PERSONS

In addition to the executive officer, president and director compensation arrangements discussed above under “Executive Compensation,” the following is a description of transactions since February 1, 2016 to which we have been a participant, in which the amount involved in the transaction exceeds or will exceed the lesser of (i) $120,000 or (ii) 1% of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest or such other persons as may be required to be disclosed pursuant to Item 404 of Regulation S‑K, which we refer collectively refer to as related parties.

Pursuant to a Standstill Agreement dated August 12, 2016 among us, Franklin Templeton Investment Funds – Franklin Biotechnology Discovery Fund, and Franklin Strategic Series – Franklin Biotechnology Discovery Fund (together, “Franklin Templeton”), we agreed to appoint a candidate recommended by Franklin Templeton as a new independent member of our Board of Directors and to subsequently nominate for future director elections such candidate recommended by Franklin Templeton or a successor to such candidate, and Franklin Templeton agreed, subject to certain exceptions, that they and their affiliates will not, unless approved by a majority of the disinterested members of our Board of Directors, directly or indirectly, alone or in concert with others, acquire in excess of 25% of our common stock (including securities convertible into common stock).

On August 12, 2016, we issued and sold, in a private placement transaction, an aggregate of 484,625 shares of our common stock to Franklin Templeton and 115,385 shares of our common stock to an affiliate of Stephen Morlock, one of our directors. In connection with this transaction, we entered into a registration rights agreement dated August 12, 2016 with the purchasers listed therein, including Franklin Templeton and Stephen Morlock, pursuant to which we agreed to file a resale registration statement within three months from the closing of the private placement. The registration statement was filed with the SEC on September 14, 2016 and declared effective by the SEC on September 29, 2016.

In November 2016 through a public offering and December 2016 over-allotment exercise, we issued and sold  12,814,286 shares of common stock, 1,515 shares of preferred stock and warrants to purchase 12,857,143 shares of common stock to investments funds managed by Vivo Capital. In April 2017 through a registered direct offering, we issued and sold 1,282,052 shares of common stock and warrants to purchase 641,026 shares of common stock to investment funds managed by Vivo Capital.

In April 2017 through a registered direct offering, we issued and sold 3,846,154 shares of common stock and warrants to purchase 1,923,077 shares of common stock to investment funds managed by Empery Asset Management, LP. In connection with this offering, the Company and certain purchasers, including Empery Asset

Management, LP, entered into amendments to those certain securities purchase agreements dated as of September 25, 2016, which among other things, permit the Company to conduct at-the-market offerings.

During fiscal year 2017, we employed a family member related to Ms. Krammer in the marketing department.

Review, Approval or Ratification of Transactions with Related Parties

The charter of our Audit Committee requires that any transaction with a related party that must be reported under applicable rules of the SEC, other than compensation related matters, must be reviewed and approved or ratified by our Audit Committee. The Audit Committee has adopted a related party transactions policy to set forth the procedures for the identification, review, consideration and approval or ratification of these transactions, and a copy of such policy is available on our website at http://biopharmx.investorroom.com/corporate‑governance by clicking on “Related Person Transaction Policy”.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by BioPharmX Corporation under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that BioPharmX Corporation specifically incorporates it by reference.

The Audit Committee has reviewed and discussed with our management and BPM LLP our audited consolidated financial statements for the year ended January 31, 2017. The Audit Committee has also discussed with BPM LLP the matters required to be discussed by AS No. 1301 “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (United States) regarding “Communication with Audit Committees”.

The Audit Committee has received and reviewed the written disclosures and the letter from BPM LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with BPM LLP its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our annual report on Form 10‑K for the year ended January 31, 2017 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Michael Hubbard, Chair

Stephen Morlock

C. Gregory Vontz

ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at Next Annual Meeting

Pursuant to Rule 14a‑8 under the Exchange Act, for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Company at BioPharmX Corporation, 1505 Adams Drive, Suite D, Menlo Park, CA 94025. To be timely for the 2018 annual meeting, stockholder proposals submitted pursuant to Rule 14a‑8 under the Exchange Act must be delivered to or mailed and received at the principal executive offices of BioPharmX Corporation not later than February 5, 2018 in order to be considered for inclusion in our proxy materials for that meeting. Notices received after February 5, 2018, along with any proposals contained therein, will be considered untimely and the proposals or nominees set forth therein will not be brought before the 2018 annual meeting.

Pursuant to Rule 14a‑5(e) under the Exchange Act, in order for a notice of a shareholder proposal submitted outside the processes of Rule 14a‑8 (as described above) to be considered timely for the Company’s 2018 annual meeting, such stockholder proposal pursuant to Rule 14a‑5(e) must be delivered to or mailed and received at the principal executive offices of BioPharmX Corporation not later than April 21, 2018.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely upon our review of the copies of such forms provided to us and written representations from our named executive officers and directors with respect to fiscal year 2017, we believe that all Section 16(a) filing requirements during fiscal year 2017 were complied with.

Available Information

We will mail without charge, upon written request, a copy of our annual report on Form 10‑K for the year ended January 31, 2017, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Investor Relations

BioPharmX Corporation

1505 Adams Drive, Suite D

Menlo Park, California 94025

The Annual Report is also available on the Investor Relations section of our website, which is located at http://biopharmx.investorroom.com/overview.

“Householding”—Stockholders Sharing the Same Last Name and Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

This year, a number of brokers with account holders who are BioPharmX Corporation stockholders will be “householding” our annual report and proxy materials. A single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Computershare Trust Company, N.A. by email through their website at www.computershare.com/contactus or by phone at (877) 373‑6374.

Upon written or oral request, we will promptly deliver a separate copy of the annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the annual report and other proxy materials, you may write or call our Investor Relations department at BioPharmX Corporation, 1505 Adams Drive, Suite D, Menlo Park, California 94025, Attn: Investor Relations, telephone number (650) 889‑5020.

Any stockholders who share the same address and currently receive multiple copies of our annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Investor Relations department at the address or telephone number listed above.

STOCKHOLDER COMMUNICATIONS

Any stockholder wishing to communicate with our Board of Directors may write to our Board of Directors at BioPharmX Corporation, 1505 Adams Drive, Suite D, Menlo Park, California 94025. Our Corporate Secretary will forward these letters and emails directly to our Board of Directors. Stockholders may indicate in their letters and email messages if their communication is intended to be provided to certain director(s) only. We reserve the right not to forward to our Board of Directors any abusive, threatening or otherwise inappropriate materials.

OTHER MATTERS

The Board of Directors does not presently intend to bring any other business before the meeting and, so far as is known to our Board of Directors, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may arise and properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

1234567 VOTE BY MAIL 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Anja Krammer 02 Michael Hubbard 03 Stephen Morlock 04 C. Gregory Vontz The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Ratification of the appointment of BPM LLP as independent registered public accounting firm for the fiscal year ending January 31, 2018. 3. Approval of a non-binding advisory vote on executive compensation. For 0 0 Against 0 0 Abstain 0 0 NOTE: Stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof. (see reverse for instructions) John Sample attorney, executor, administrator, or other fiduciary, please give full ANY CITY, ON A1A 1A1 partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000339969_1 R1.0.1.15 For address change/comments, mark here. 0 Please sign exactly as your name(s) appear(s) hereon. When signing as title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 1234 ANYWHERE STREET SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 John Sample 234567P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. 1234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL # → SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 BIOPHARMX CORPORATION c/o Proxy Services P.O. Box 9142 Farmingdale, NY 11735 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Form 10-K are available at www.proxyvote.com BIOPHARMX CORPORATION Annual Meeting of Stockholders July 20, 2017 10:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Anja Krammer and Greg Kitchener, as proxies, with the power to appoint his/her substitute, and hereby authorizes him/her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BIOPHARMX CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 10:00 AM, Pacific Time on July 20, 2017, at the law offices of Fenwick & West LLP, counsel to BIOPHARMX CORPORATION, at 801 California Street, Mountain View, CA 94041 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000339969_2 R1.0.1.15